SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 10, 2003

RWD TECHNOLOGIES, INC.
(Exact Name of registrant as specified in its charter)

Maryland	0-22145	52-1552720
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

5521 Research Park Drive, Baltimore, Maryland 21228
(Address of principal executive offices)

(410) 869-1000
(Registrant’s telephone number)

Item 5.   Other Information

                On July 10, 2003, the Company issued a press release announcing the appointment of Michael Bray as president of the Company’s Enterprise Systems group operating segment and the resignation of Mr. Dana Sohr. A copy of the press release issued by the Company is attached as an exhibit to this Current Report on Form 8-K.

Item 7.   Financial Statements and Exhibits

(c)          Exhibits.  The following exhibits are filed with this document.

Exhibit Number	Description

99.1	Press Release dated July 10, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RWD TECHNOLOGIES, INC.

	By:	/s/Laurens MacLure, Jr.
Laurens MacLure, Jr.
Vice President, General Counsel and Secretary
Date: July 11, 2003

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated July 10, 2003